UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2007
U-STORE-IT TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-32324	20-1024732

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

6745 Engle Road, Suite 300
Cleveland, OH	44130

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 234-0700
N/A

(Former name or former address, if changed since last report)

Explanatory Note
This Amendment No. 1 to the Current Report on Form 8-K (this “Form 8-K/A”) of U-Store-It Trust (the “Company”), which was originally filed with the Securities and Exchange Commission on May 9, 2007, is being filed solely to include the transcript to the Company’s earnings call as Exhibit 99.2. Except as described in this Explanatory Note, no other information in the original Form 8-K is modified or amended hereby.
Item 9.01. Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits. The information contained in this report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Exhibit No.	Description
99.2	Transcript of Earnings Conference Call

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-STORE-IT TRUST
Date: May 15, 2007	By:	/s/ Timothy Martin
		Name:	Timothy Martin
		Title:	Senior Vice President & Chief Accounting Officer

Exhibit
No.	Description
99.2	Transcript of Earnings Conference Call